Exhibit 99.77Q3 CERT

Registrant:  American Century Target Maturities Trust

File Number: 811-4165

Registrant CIK Number:   0000757928


(a)(i) As of May 28, 2003, an evaluation was performed under the supervision and with the participation of the Registrant's management, including the President (Principal Executive Officer) and Treasurer (Principal Financial Officer), of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's management, including the President and Treasurer, concluded that the Registrant's disclosure controls and procedures were effective as of May 28, 2002.

(a)(ii)There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to May 28, 2002.

I, William M. Lyons, certify that:

1. I have reviewed this report on Form N-SAR of American Century Target Maturities Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 28, 2002


/s/William M. Lyons
William M. Lyons
President & Principal Executive Officer


I, Maryanne Roepke, certify that:

1. I have reviewed this report on Form N-SAR of American Century Target Maturities Trust.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 28, 2002

/s/Maryanne Roepke
Maryanne Roepke
Treasurer & Principal Financial Officer


                                Exhibit 99.77Q3-1

Registrant Name:  American Century Target Maturities Trust

File Number:      811-4165

Registrant CIK Number:     0000757928

Item 15

Because the electronic format for filing Form N-SAR does not provide appropriate space for responding to Item 15, information on custodian and subcustodian for each Series of the Trust is set forth below.

Custodian:                                                      Sub-Custodian:
J.P. Morgan Chase & Company                                  See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                     Foreign Subcustodian

ARGENTINA                                                    JPMorgan Chase Bank
                                                                    Buenos Aires
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                       Melbourne
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BAHRAIN                                                 National Bank of Bahrain
                                                                         Manama
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BANGLADESH                                              Standard Chartered Bank
                                                                         Dhaka
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BELGIUM                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                      Hamilton
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BOTSWANA                                      Barclays Bank of Botswana Limited
                                                                     Gaborone
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
BRAZIL                                                          Citibank, N.A.
                                                                   Sao Paulo
------------------------ ----------------------------------------------------
------------------------ -----------------------------------------------------
BULGARIA                                                         ING Bank N.V.
                                                                      Sofia
------------------------ -----------------------------------------------------
------------------------ ---- ------------------------------------------------
CANADA                                                    Royal Bank of Canada
                                                                      Toronto
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------

CHILE                                                            Citibank, N.A
                                                                     Santiago
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CHINA - SHANGHAI                                                 Citibank, N.A.
                                                                     New York
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                            JPMorgan Chase Bank
                                                                      Hong Kong
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CROATIA                                             Privredna banka Zagreb d.d.
                                                                      Zagreb
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CYPRUS                                             The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
CZECH REPUBLIC                              Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
DENMARK                                               Nordea Bank Danmark A/S
                                                                   Copenhagen
------------------------ -----------------------------------------------------
------------------------ ----------------------------------------------------
ECUADOR                                                         Citibank, N.A.
                                                                        Quito
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
EGYPT                                                           Citibank, N.A.
                                                                       Cairo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                      Tallinn
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
FINLAND                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
FRANCE                                                           J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                                 J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GERMANY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                       Accra
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GREECE                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
HONG KONG                                                  JPMorgan Chase Bank
                                                                   Hong Kong
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
                                                                    Budapest
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ICELAND                                                       Islandsbanki-FBA
                                                                    Reykjavik
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
INDIA                                         The Hongkong and Shanghai Banking
                                                            Corporation Limited
                                                                       Mumbai
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                       Standard Chartered Bank
                                                                       Mumbai
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
INDONESIA                                    The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                     Jakarta
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ISRAEL                                                Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ITALY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
IVORY COAST                                                   Societe Generale
                                                                        Paris
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
JAMAICA                                 FirstCaribbean International Trust and
                                               Merchant Bank (Jamaica) Limited
                                                                      Kingston
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
JAPAN                                                      JPMorgan Chase Bank
                                                                       Tokyo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                           JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
JORDAN                                                          Arab Bank Plc
                                                                        Amman
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
                                                                     Almaty
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
                                                                    Nairobi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
                                                                       Riga
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
                                                                   New York
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LITHUANIA                                                  Vilniaus Bankas AB
                                                                    Vilnius
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LUXEMBOURG                                                     J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MALAYSIA                                            HSBC Bank Malaysia Berhad
                                                                 Kuala Lumpur
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MALTA                                                  HSBC Bank Malta p.l.c.
                                                                    Valletta
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MAURITIUS                                  The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                  Port Louis
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
MEXICO                                                Banco J.P. Morgan, S.A.
                                                                 Mexico, D.F
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                 Banco Nacional de Mexico, S.A.
                                                                   Mexico, D.F
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
MOROCCO                                        Banque Commerciale du Maroc S.A.
                                                                  Casablanca
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NAMIBIA                                        Standard Bank of Namibia Limited
                                                                      Windhoek
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NETHERLANDS                                                    J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                              J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NEW ZEALAND                                       National Bank of New Zealand
                                                                    Wellington
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
*NIGERIA*                            The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
NORWAY                                                    Den norske Bank ASA
                                                                        Oslo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
OMAN                                                            Oman Arab Bank
                                                                        Muscat
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
PAKISTAN                                                        Citibank, N.A.
                                                                      Karachi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                             Deutsche Bank AG
                                                                     Karachi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                     Karachi
------------------------ ----------------------------------------------------
------------- ---------------------------------------------------------------
PERU                                                Banco de Credito del Peru
                                                                        Lima
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
PHILIPPINES                                The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                     Manila
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
POLAND                                              Bank Rozwoju Eksportu S.A.
                                                                      Warsaw
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
PORTUGAL                                                      J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ROMANIA                                                         ING Bank N.V.
                                                                   Bucharest
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                    New York
                                  A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                    Account)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
SINGAPORE                                 Oversea-Chinese Banking Corporation
                                                                   Singapore
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SLOVAK REPUBLIC                                    Vseobecno Uverova Banka S.A.
                                                                   Bratislava
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SLOVENIA                            Bank Austria Creditanstalt d.d. Ljubljana
                                                                    Ljubljana
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                 Johannesburg
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
SOUTH KOREA                                 The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Seoul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                      Standard Chartered Bank
                                                                       Seoul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SPAIN                                                          J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SRI LANKA                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                     Colombo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SWEDEN                                                   Svenska Handelsbanken
                                                                    Stockholm
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SWITZERLAND                                                           UBS AG
                                                                       Zurich
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                       Taipei
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Taipei
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
THAILAND                                              Standard Chartered Bank
                                                                      Bangkok
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                       Tunis
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TURKEY                                                     JPMorgan Chase Bank
                                                                     Istanbul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                        Kiev
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
U.A.E. The National Bank of Abu Dhabi
                                                                    Abu Dhabi
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
U.K.
                                                                      National
                                                                    Westminster
                                                                        Bank
                                                                       London
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
URUGUAY                                                        BankBoston, N.A
                                                                    Montevideo.
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
U.S.A.
                                                                      JPMorgan
                                                                         Chase
                                                                         Bank
                                                                         New
                                                                         York
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
VENEZUELA                                                        Citibank, N.A.
                                                                     Caracas
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
VIETNAM                                      The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                              Ho Chi Minh City
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
ZAMBIA                                          Barclays Bank of Zambia Limited
                                                                       Lusaka
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ZIMBABWE                                     Barclays Bank of Zimbabwe Limited
                                                                        Harare
------------------------ -----------------------------------------------------